Exhibit 10.4

                                AGREEMENT

     THIS AGREEMENT ("Agreement") is made and entered into this 22nd day of May, 1996 by and among BERNSTEIN LEIBSTONE
ASSOCIATES, INC., a New York corporation ("BLAI), TTSB, LTD., an Ohio limited liability company ("TTSB"), WILLIAM LEIBSTONE
ASSOCIATES, INC., a Florida corporation ("WLAI"), and WILLIAM
LEIBSTONE ("Leibstone").

                               WITNESSETH:

     WHEREAS, WLAI issued a pomissory note dated July 14, 1995 in the principal amount of Nine Hundred and Forty-One Thousand Three
Hundred and Forty-Eight Dollars ($941,348)  in favor of BLAI ("WLAI
Note"); and

     WHEREAS, the WLAI Note is personally guaranteed by Leibstone on a non-recourse basis pursuant to a nonrecourse guaranty dated July 14, 1995 ("Guaranty"), which Guaranty is secured by a pledge of One Million One Hundred Thousand (1,100,000) shares of the common stock of BLAI owned by Leibstone ("Leibstone Stock") pursuant to a stock pledge and escrow agreement dated July 14,1995 ("Leibstone Pledge Agreement") among Leibstone, BLAI and Ruden, McClosky, Smith, Schuster & Russell, P.A., as escrow agent ("Escrow Agent"); and

     WHEREAS, TTSB desires to acquire the WLAI Note from BLAI in exchange for a promissory note to be issued by TTSB in favor of BLAI ("TTSB Note") in the original principal amount of One Million Thirteen Thousand Six Hundred Sixty-Two and 60/100 Dollars
($1,013,662.60); and

     WHEREAS, the TTSB Note will be secured by a pledge by TTSB of Five Hundred Six Thousand (506,000) shares of BLAI common stock pursuant to a stock pledge agreement in favor of BLAI ("TTSB
Pledge Agreement"); and

     WHEREAS, BLAI desires to sell the WLAI Note and assign its rights under the Guaranty and the Leibstone Pledge Agreement to TTSB in exchange for the TTSB Note and the rights to the collateral securing the TTSB Note as provided in the TTSB Pledge Agreement, and TTSB desires to consummate such transactions in the manner and under such terms and conditions as are set forth herein; and

     WHEREAS, immediately upon TTSB's acquisition of BLAI's right, title and interest in and to the WLAI Note, the Guaranty and the Leibstone Pledge Agreement, TTSB shall assign to Leibstone all of its right, title and interest in and to the WLAI Note, the Guaranty and the Leibstone Pledge Agreement, and, in consideration thereof, Leibstone shall absolutely assign to TTSB Five Hundred Six Thousand (506,000) shares of the Leibstone Stock; and

     WHEREAS, Leibstone desires to make a loan of One Hundred Thousand Dollars ($100,000) to BLAI ("Leibstone Loan") and BLAI desires to accept such Leibstone Loan, which Leibstone Loan shall be evidenced by a promissory note issued by BLAI in favor of Leibstone ("BLAI Note").

     NOW, THEREFORE, in consideration of the mutual promises covenants and agreements contained herein, the parties hereby agree as follows:

     SECTION 1. The Transactions.

     At the Closing (as hereinafter defined), the following transactions shall occur:

          (a) ExchangeTransaction. BLAI shall sell, transfer assign, and convey to TTSB all of its right, title and interest in and to the WLAI Note, the Guaranty and the Leibstone Pledge Agreement and in exchange therefor TTSB shall issue to BLAI the TTSB Note, which TTSB Note will be secured by the TTSB Pledge Agreement;

          (b) Assignment of TTSB's Rights to Leibstone. Immediately thereafter, TTSB shall sell, transfer, assign and convey to Leibstone all of its right, title and interest in and to the WLAI Note, the Guaranty and the Leibstone Pledge Agreement and in exchange therefor Leibstone shall absolutely assign to TTSB Five Hundred Six Thousand (506,000) shares of the Leibstone Stock; and

          (c) Leibstone Loan. Leibstone shall make the Leibstone Loan to BLAI and BLAI shall deliver the BLAI Note to Leibstone in exchange therefor.

     SECTION 2. Closing. The closing (the "Closing") of the transactions described in Section 1 hereof (the "Transactions") shall take place at the offices of Ruden, McClosky, Smith, Schuster & Russell, P.A. in Fort Lauderdale, Florida, upon the performance of the parties' respective obligations in Sections 5, 6 and 7 hereof.

     SECTION 3. Representations and Warranties BLAI. As a material inducement to TTSB and Leibstone to enter into this Agreement and consummate the Transactions, BLAI hereby represents and warrants as of the date hereof, that:

     (a) BLAI is a corporation duly organized and existing under the laws of the State of New York. BLAI is in good standing under the laws of the State of Florida. The execution and delivery of this Agreement and the BLAI Note by BLAI and the performance of its obligations hereunder and thereunder has been duly authorized and approved by all requisite corporate action on the part of BLAI. Pursuant to such authorization, BLAI has all power and authority to enter into and perform its obligations under this Agreement and the BLAI Note and the execution hereof and thereof by the person signing this Agreement and the BLAI Note and all related documents and instruments on behalf of BLAI is sufficient to bind BLAI to same.

          (b) This Agreement, the BLAI Note and each of the other documents, instruments and agreements executed by BLAI in connection herewith constitute its legal, valid and binding agreement enforceable against it in accordance with their respective terms except that (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application effecting the enforcement of the rights and remedies of creditors; and (ii) the availability of equitable remedies may be limited by equitable principles.

          (c) Neither the execution, delivery or performance of this Agreement, the BLAI Note or any other documents, instruments or agreements executed by BLAI in connection herewith, nor the consummation of the transactions contemplated hereby or thereby:
(i) constitutes a violation of or default under (either immediately upon notice, lapse of time, or both), the Certificate of Incorporation or Bylaws of BLAI, any provision of any contract, agreement or other document to which BLAI or its assets may be bound, or any provision of any law, judgment or order applicable to BLAI; or (ii) will or could result in the creation or imposition of any lien, encumbrance or security interest upon or give to any third party any interest in or right to the WLAI Note, the Guaranty, the Leibstone Pledge Agreement or the Leibstone Stock.

          (d) BLAI is the sole beneficial owner of the WLAl Note and, upon the consummation of the Transactions set forth in
Section I (a), TTSB will be vested with good and valid title to the WLAI Note, free and clear of any and all claims, liens, pledges or encumbrances of any kind. BLAI has not entered into any agreement (other than this Agreement) which would grant any other persons any rights or claims under the Guaranty, the Leibstone Pledge Agreement or the Leibstone Stock.

          (e) The TTSB Note to be aquired by BLAI pursuant to this Agreement will be acquired for BLAI for its own account as an investment and not with a view to or intention of distribution thereof. The TTSB Note will not be offered for sale or disposed of in contravention of the Securities Act of 1933 as amended (the "Securities Act"), or any applicable state securities laws. BLAI is an "accredited investor" as that term is defined in Regulation
D of the Securities.Act. BLAI has made a decision to enter into this Agreement and consummate the Transactions described herein based upon BLAI's own investigation of TTSB as it deems necessary in order for it to make a fully informed decision to enter into this Agreement without reliance upon any representations or warranties of TTSB except those expressly made to BLAI hereunder.

     SECTION 4. Representations and Warranties of TTSB. As a material inducement to BLAI and Leibstone to enter into this Agreement and consummate the Transactions, TTSB hereby represents and warrants that:

          (a) TTSB is a limited liability company duly organized and existing under the laws of the State of Ohio. The execution and delivery of this Agreement, the TTSB Note, the TTSB Pledge Agreement and each of the other documents, instruments and agreements executed by TTSB in connection herewith and therewith and the performance of its obligations hereunder and thereunder have been duly authorized and approved by all requisite corporate action on the part of TTSB. Pursuant to such authorization, TTSB has all power and authority to enter into and perform its obligations under this Agreement, the TTSB Note, the TTSB Pledge Agreement and each of the other documents, instruments and agreements executed by TTSB in connection herewith and therewith and the execution hereof and thereof by the person signing this Agreement, the TTSB Pledge Agreement and all related documents and instruments on behalf of TTSB is sufficient to bind TTSB to the same. This Agreement, the TTSB Note, the TTSB Pledge Agreement and each of the other documents, instruments and agreements executed by TTSB in connection herewith or therewith constitute, legal, valid and binding agreements of TTSB enforceable against it in accordance with their respective terms except that (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the enforcement of the rights and remedies of creditors; and (ii) the availability of equitable remedies may be limited by equitable principles.

          (c) Neither the execution, delivery or performance of this Agreement, the TTSB Note or the TTSB Pledge Agreement or any other, documents, instruments or agreements executed by TTSB in, connection herewith or therewith, nor the consummation of the transactions contemplated hereby or thereby (i) constitutes a violation of or default under (either immediately upon notice, or upon lapse of time, or both), the Articles of Organization or other constituent documents of TTSB, any provision of any contract, agreement or other document to which TTSB or its assets (including the collateral to be pledged under the TTSB Pledge Agreement) may be bound, or any provision of any law, judgment or order applicable to TTSB; or (ii) could result in the creation or imposition of any lien, encumbrance or security interest upon or give to any third party any interest in or right to the WLAI Note, the Guaranty, the Leibstone Pledge Agreement or the Leibstone Stock (other than as contemplated by this Agreement).

          (d) The WLAI Note to be acquired by TTSB pursuant to this Agreement will be acquired by TTSB for its own account as an investment and not with a view to or intention of distribution thereof. The WLAI Note will not be offered for sale or disposed of in contravention of the Securities Act or any applicable state securities laws. TTSB is an "accredited investor" as that term is defined in Regulation D of the Securities Act. TTSB has made a decision to enter into this Agreement and consummate the Transactions described herein based upon TTSB's own investigation of WLAI as it deems necessary in order for it to make a fully informed decision to enter into this Agreement, without reliance upon any representations or warranties of BLAI, WLAI or Leibstone, except those expressly made to TTSB hereunder.

          (e) Immediately after the transfer of the WLAI Note by BLAI to TTSB contemplated herein, TTSB will be the sole beneficial owner of the WLAI Note and, upon the consummation of the Transactions contemplated by Section I (b) hereof, Leibstone will be vested with good and valid title to the WLAI Note, free and clear of any and all claims, liens, pledges or encumbrances of any kind. TTSB has not entered into any agreement (other than as contemplated by this Agreement) which would grant any other persons any rights or claims under the Guaranty, the Leibstone Pledge Agreement or the Leibstone Stock.

          (f) TTSB will be the sole beneficial owner of the collateral pledged under the TTSB Pledge Agreement and owns such collateral free and clear of any and all claims, liens, pledges or encumbrances of any kind.

     SECTION 5.  Conditions to BIAl's Obligation at the Closing.
The obligation of BLAI to  consummate the transactions described in
Section 1, hereof at the Closing shall be subject to the satisfaction as of the Closing of the following conditions:

          (a) The representations and warranties of TTSB set forth in Section 4 hereof shall be true and correct.

          (b) TTSB shall have delivered to BLAI a duly executed original of the TTSB Note.

          (c) TTSB shall have delivered to BLAI a duly executed original Pledge Agreement, together with all certificates representing the collateral pledged thereunder and any stock powers reasonably requested by BLAI.

          (d) Leibstone shall have made the Leibstone Loan to BLAI.

     SECTION 6. Conditions to TTSB's Obligations at the Closing.
The obligation of TTSB to consummate the transactions contemplated by Section I hereof at the Closing shall be subject to the satisfaction as of the Closing of the following conditions:

          (a) The representations and warranties of BLAI set forth in Section 3 hereof shall be true and correct.

          (b) BLAI shall have delivered to TTSB the original WLAI Note duly endorsed for transfer to TTSB.

          (c) BLAI shall have delivered to TTSB the original Leibstone Guaranty and the original Leibstone Pledge Agreement (and the Leibstone Stock pledged thereunder) together with such documents or instruments of assignment as are requested by TTSB to assign BLAI's rights therein to TTSB.

          (d)  Leibstone shall have absolutely assigned Five
Hundred Six Thousand  (506,000) shares of the Leibstone Stock to
TTSB.

     SECTION 7.  Conditions  to  Leibstone Obligations  at  the
Closing. The obligation of Leibstone to make the Leibstone Loan to BLAI at the Closing shall be subject to the satisfaction, as of the Closing, of the following conditions:

          (a) The representations and warranties of BLAI and TTSB set for the Sections 3 and 4 hereof shall be true and correct.

          (b) TTSB shall have delivered to Leibstone the original WLAI Note, duly endorsed for transfer to Leibstone.

          (c) TTSB shall have delivered to Leibstone the original Guaranty and the original Leibstone Pledge Agreement (and 594,000 shares of the Leibstone Stock pledged thereunder), together with such documents or instruments of assignment as are requested by Leibstone to assign TTSB's rights therein to Leibstone.

          (d)  BLAI shall have delivered to Leibstone the original
BLAI Note.

     SECTION 8. Agreement of Leibstone. Leibstone covenants and agrees with BLAI that he shall sell no more than (a) Forty Four Thousand (44,000) shares of the Leibstone Stock.for the first sixty period commencing after the Closing; and (b) Three Hundred Nineteen Thousand (319,000) shares (including any shares sold in compliance with clause (a) hereof) of the Leibstone Stock during the period commencing sixty (60) days after the Closing through the date that is one hundred twenty (120) days after the Closing. Leibstone shall be permitted to sell any or all of the Leibstone Stock beginning on the date that is one hundred twenty (120) days after the Closing. Nothing contained in this Agreement shall in any way limit or prohibit Leibstone from selling any shares (other than the Leibstone Stock) of BLAI common stock owned by Leibstone.

     SECTION 9. Miscellaneous.

          (a) Entire Agreement. This Agreement sets forth all of the promises, covenants agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as herein contained. No changes of or modifications or additions to this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto.

          (b) Counteparts. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will constitute one and the same instrument.

          (c) Governing Law. This Agreement shall be construed in accordance with the laws of the State of Florida and any proceeding arising between the parties in any manner pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

          (d) Notice. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, and addressed as set forth below.

     If to BLAI:    Bernstein Leibstone Associates, Inc.
                    5601 Corporate Way
                    Suite 301
                    West Palm Beach, Florida 33407



     If  to  TTSB:  TTSB, Ltd.
                    10606 Orinda Drive
                    Cincinnati, Ohio 45249

     If to WLAI or
     Leibstone:     William Leibstone Associates, Inc.
                    1776 North Pine Island Road, Suite 308
                    Plantation, Florida 33322


          (e) Further Assurances. The parties hereto will execute and deliver such further instruments and do such futher acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

          (f) No Third Party Beneficiary. This Agreement is made solely and specifically between and for the benefit of the parties hereto, and their respective successors and assigns, subject to the express provisions hereof relating to successors and assigns, and no other person shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

          (g) Successors and Assigns. This Agreement shall be binding upon the parties hereto, their heirs, administrators, successors and assigns.

          (h) Prevailing Party. If any party hereto is required to engage in litigation against any other party hereto, either as a plaintiff or as defendant, in order to enforce or defend any rights under this Agreement and such litigation results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred including, but not limited to all attorney's fees, paralegals' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.


[Left Intentionally Blank]



















     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year set forth above,


                         BERNSTEIN LEIBSTONE ASSOCIATES, INC.


                         By:  /s/ Darrell Pterreson
                              Darrell Peterson, Chief Executive
                                 Officer


                         TTSB, LTD.


                         By:  /s/ Jeffrey Schradin
                              Jeffery Schradin, Member



                         WILLIAM LEIBSTONE ASSOCIATES INC.

                         By:  /s/ William Leibstone
                              William Leibstone, President



                         /s/ William Leibstone
                         WILLIAM LEIBSTONE